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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): July 5, 2001


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)



             DELAWARE                    1-7882                94-1692300
             --------                    ------                ----------
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                File Number)        Identification No.)


           One AMD Place,
           P.O. Box 3453
       Sunnyvale, California                           94088-3453
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(address of principal executive offices)               (Zip Code)


Registrant's telephone number,
 including area code:                                  (408) 732-2400
                                                       --------------

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Item 5.  Other Events.
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         On July 5, 2001, Advanced Micro Devices, Inc. announced that sales for the second quarter ended July 1, 2001 declined approximately 17 percent from first quarter sales of $1.189 billion. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Number                        Exhibit
         ------                        -------

         99.1     Press release dated July 5, 2001.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED MICRO DEVICES, INC.



Date:  July 10, 2001                      By: /s/ Robert J. Rivet
                                              --------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

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                                 Exhibit Index
                                 -------------


     Number           Exhibit
     ------           -------

     99.1      Press release dated July 5, 2001.

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